EXHIBIT 32.1

SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO\
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Online Vacation Center Holdings Corp. (the "Company") on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward B. Rudner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 15, 2006

/s/ Edward B. Rudner
--------------------
Edward B. Rudner
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Online Vacation Center Holdings Corp. and will be retained by Online Vacation Center Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.